SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported):  April 4, 2006

                        EACO CORPORATION
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     (Exact name of registrant as specified in its charter)

        FLORIDA               0-14311            59-2597349
------------------------ -----------------  --------------------
     -------------         -------------       --------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

    1500 N. Lakeview Avenue                             92807
    Anaheim, CA
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    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (714) 876-2490
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  (Former Name or Former Address, if Changed Since Last Report)

2113 Florida Boulevard                              32266
Neptune Beach, FL

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                        EACO CORPORATION

                          April 4, 2006



ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On   April  4,  2006,  the  Company  announced  that  Edward
Alexander, President of Eaco Corporation, no longer serves the Company in that capacity; he will be a consultant to the Company for the next two months.

     A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits.

     Exhibit No.              Description
     99.1                Press Release dated April 4, 2006

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   EACO CORPORATION


Date:   April  4,  2006            By:  /s/  Glen Ceiley
 				   -----------------------------
                                   Glen Ceiley
                                   Chief Executive Officer


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